UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2013 (November 13, 2013)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On November 14, 2013, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination to eliminate the Company’s Series B Preferred Stock (the “Series B Stock”). No shares of Series B Stock were issued and outstanding at the time of filing the Certificate of Elimination. The Certificate of Elimination was effective upon filing.

In addition, on November 14, 2013, the Company filed a Third Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, to reflect the elimination of the Series B Stock along with prior amendments to the Company’s Certificate of Incorporation. A copy of the Third Restated Certificate of Incorporation, which was effective upon filing, is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Meeting”) of JDS Uniphase Corporation (the “Company”) was held on November 13, 2013. At the Meeting, the stockholders voted on the following three proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 1, 2013:

Proposal 1: To elect two Class I directors to serve until the 2014 Meeting:

Director	For	Against	Abstain	Broker Non-Votes
Keith Barnes	163,189,216	3,878,135	406,234	39,041,256
Martin A. Kaplan	160,845,979	6,217,776	409,830	39,041,256

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2014:

For	Against	Abstain
198,719,930	6,149,484	1,647,210

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
160,267,416	5,860,465	1,345,704	39,041,256

Item 7.01. Regulation FD Disclosure.

On November 13, 2013, the Board terminated the Company’s 1996 Non-Qualified Stock Option Plan (the “Plan”). The Company last granted options under the Plan in 1998, and there were no options outstanding under the Plan at the time it was terminated.

The information in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Restated Certificate of Incorporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ Andrew Pollack
Andrew Pollack Senior Vice President, General Counsel and Secretary

November 18, 2013